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                                                                    EXHIBIT 10.4

                                August 17, 2000


The Industrial Bank of Japan, Limited,
 as Administrative Agent and sole Lender
350 South Grand Avenue, Suite 1500
Los Angeles, California 90071
Attention:  J. Blake Seaton
            Vice President


        Re:   First Amendment to Term Loan Agreement


Ladies and Gentlemen:

     We refer to the Term Loan Agreement dated as of July 17, 2000 (the "Loan
                                                                         ----
Agreement") among Mattel, Inc. (the "Company"), The Industrial Bank of Japan,
---------                            -------
Limited, as sole lender thereunder (in such capacity, the "Lender"), The
                                                           ------
Industrial Bank of Japan, Limited, as administrative agent for the Lender (in such capacity, the "Administrative Agent") and as co-syndication agent, and
                    --------------------
Bear, Stearns & Co. Inc., as co-syndication agent. Terms defined in the Loan Agreement and not otherwise defined herein have the same respective meanings when used herein.

     1. Effective as of the date of this letter amendment but subject to the terms and conditions hereof, the Loan Agreement is hereby amended as set forth below.

         The definition of "Requisite Lenders" in Section 1.01 of the Loan Agreement is amended in full to read as follows:

         "'Requisite Lenders' means, as at any date of determination, (a) so
           -----------------
     long as IBJ has greater than 62.5% of the then aggregate unpaid principal amount of the Loans, Lenders having at least 85% of the then aggregate unpaid principal amount of the Loans, (b) so long as IBJ has greater than 47.5%, but less than or equal to 62.5%, of the then aggregate unpaid principal amount of the Loans, Lenders having at least 75% of the then aggregate unpaid principal amount of the Loans, (c) so long as IBJ has greater than 25%, but less than or equal to 47.5%, of the then aggregate unpaid principal amount of the Loans, Lenders having at least 66.7% of the then aggregate unpaid principal amount of the Loans and (d) so long as IBJ has less than or equal to 25% of the then aggregate unpaid principal amount of the Loans, Lenders having at least 51% of the then aggregate unpaid principal amount of the Loans."
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August 17, 2000
Page 2


     2. The Company hereby represents and warrants for the benefit of the Lender and the Administrative Agent that no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default or an Event of Default.

     3. If you agree to the terms and conditions set forth herein, please evidence your agreement by executing and returning six counterparts of this letter amendment to the Administrative Agent. This letter amendment shall become effective as of the date first set forth above when and if (a) the Company and the Lender execute counterparts of this letter amendment and deliver them to the Administrative Agent and (b) Fisher-Price and Mattel Sales execute counterparts of this letter amendment, evidencing their consent hereto, and deliver them to the Administrative Agent.

     4. On and after the effective date of this letter amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this letter amendment. The Loan Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     5. This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                         Very truly yours,

                                         MATTEL, INC.


                                         By: /s/ William Stavro
                                            -----------------------------
                                              William Stavro
                                              Senior Vice President
                                               and Treasurer
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August 17, 2000
Page 3


Agreed as of the date first written above:


THE INDUSTRIAL BANK OF JAPAN, LIMITED,
 as Administrative Agent and sole Lender


By: /s/ Vicente L. Timiraos
   ---------------------------
Name: Vicente L. Timiraos
     -------------------------
Title: Joint General Manager
      ------------------------


Each of (i) FISHER-PRICE, INC., as guarantor under that certain Fisher-Price Continuing Guaranty dated as of July 17, 2000 and (ii) MATTEL SALES CORP., as guarantor under that certain Mattel Sales Corp. Continuing Guaranty dated as of July 17, 2000 (each a "Guaranty"), each in favor of The Industrial Bank of
                       --------
Japan, Limited, as Administrative Agent, (the "Agent"), hereby consents to the
                                               -----
above letter amendment and hereby confirms and agrees that its Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the letter amendment, each reference in such Guaranty to "the Loan Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Loan Agreement (as defined in the letter amendment) shall mean and be a reference to the Loan Agreement as amended by the letter amendment.


FISHER-PRICE, INC


By: /s/ William Stavro
    ---------------------------
Name:  William Stavro
      -------------------------
Title:  Senior Vice President
       ------------------------
        and Treasurer
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August 17, 2000
Page 4


MATTEL SALES CORP.


By:  /s/ William Stavro
    ----------------------------
Name:  William Stavro
      --------------------------
Title:  Senior Vice President and Treasurer
       -------------------------------------